Loans Receivable and Allowance for Loan Losses (Impaired Loans Acquired in North Penn Acquisition) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	May 31, 2011 North Penn Bancorp, Inc. [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Unpaid principal balance			$ 1,936
Interest			1,669
Contractual cash flows			3,605
Non-accretable discount			(1,724)
Expected cash flows			1,881
Accretable discount	20	76	(329)
Estimated fair value			$ 1,552